                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2000

                              Alleghany Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

           1-9371                                         51-0283071
 ------------------------                    ----------------------------------
 (Commission File Number)                   (IRS Employer Identification Number)

                           375 Park Avenue, Suite 3201
                            New York, New York 10152
                           --------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 752-1356
                                                            -------------

Item 2.  Acquisition or Disposition of Assets.

       On December 30, 1999, Alleghany Corporation, a Delaware corporation ("Alleghany"), and Swiss Re America Holding Corporation, a Delaware corporation ("Swiss Re"), entered into a Stock Purchase Agreement (as modified by the Closing Agreement dated May 10, 2000, the "Stock Purchase Agreement"), pursuant to which Alleghany agreed to sell all of the common stock, par value $.01 per share, of its subsidiary Underwriters Re Group, Inc. ("URG"), to Swiss Re.

       The sale of URG was completed on May 10, 2000. Alleghany received pre-tax proceeds of the sale of about $650 million in cash (net of a $10 million holdback). The final purchase price is subject to adjustment as provided by the terms of the Stock Purchase Agreement. Alleghany retained URG's London-based Lloyd's operations to be conducted through Alleghany Underwriting Holdings Ltd (previously referred to as Venton Holdings Ltd). Also, in connection with the sale, Alleghany purchased from URG 7.425 million shares of common stock of Burlington Northern Santa Fe Corporation for cash consideration paid to URG of approximately $188 million.

Item 7. Financial Statements and Exhibits.

       (b)    Pro Forma Financial Information.

       The following unaudited pro forma financial information is attached as Annex A hereto:

              (i) Alleghany Corporation Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2000.

             (ii) Alleghany Corporation Unaudited Pro Forma Consolidated Statement of Earnings for the quarter ended March 31, 2000.

            (iii) Alleghany Corporation Unaudited Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1999.


             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

       The unaudited pro forma consolidated balance sheet at March 31, 2000 included in Annex A attached hereto gives effect to the disposition by Alleghany of URG as if the disposition had occurred at March 31, 2000 and the unaudited pro forma consolidated statements of earnings for the three months ended March 31, 2000 and for the year ended December 31, 1999 included in Annex A attached hereto give effect to such disposition as if the disposition had occurred on January 1, 2000. The unaudited pro forma results do not reflect the gain on the sale of URG of approximately $118 million. Unaudited pro forma financial information does not purport to be indicative of either the results of future operations or the results of operations that would have occurred had the disposition been consummated on the dates indicated.

       The unaudited pro forma financial statements included in Annex A attached hereto should be read in conjunction with Alleghany's historical consolidated financial statements and notes thereto previously filed in Alleghany's Annual Report on Form 10-K for the year ended December 31, 1999, and the Quarterly Report on Form 10-Q for the three months ended March 31, 2000.

       (c)    Exhibits. The following are filed as exhibits to this Report:


    Exhibit Number                    Exhibit Description
    -------------                      -------------------

        99.1                Stock Purchase Agreement, dated as of December 30,
                            1999, by and between Alleghany Corporation and Swiss
                            Re America Holding Corporation, filed as Exhibit
                            99.1 to Alleghany's Current Report on Form 8-K for
                            December 30, 1999, is incorporated herein by reference.

        99.2 Closing Agreement, dated May 10, 2000, by and between Swiss Re America Holding Corporation and
                            Alleghany Corporation.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ALLEGHANY CORPORATION

Date:  May 25, 2000                          By: /s/ Peter R. Sismondo
                                                --------------------------
                                                  Name: Peter R. Sismondo
                                                  Title: Vice President,
                                                         Controller, Treasurer
                                                         and Assistant Secretary


                                    ANNEX A

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet at March 31, 2000 gives effect to the disposition by Alleghany of URG as if the disposition had occurred at March 31, 2000 and the unaudited pro forma consolidated statements of earnings for the three months ended March 31, 2000 and for the year ended December 31, 1999 give effect to such disposition as if the disposition had occurred on January 1, 2000. The unaudited pro forma results do not reflect the gain on the sale of URG of approximately $118 million. Unaudited pro forma financial information does not purport to be indicative of either the results of future operations or the results of operations that would have occurred had the disposition been consummated on the dates indicated.

The unaudited pro forma financial statements should be read in conjunction with Alleghany's historical consolidated financial statements and notes thereto previously filed in Alleghany's Annual Report on Form 10-K for the year ended December 31, 1999, and the Quarterly Report on Form 10-Q for the three months ended March 31, 2000.

                              ALLEGHANY CORPORATION
                             Pro Forma Balance Sheet
                                 March 31, 2000
                                   (Unaudited)
                                  ($ in 000's)


                                                                                                        Pro Forma
                                                                       URG           Pro Forma           Balance
                                                  3/31/2000        Adjustments       Adjustments          Sheet
                                                 -----------       -----------       -----------       -----------
Assets

Available for sale securities:
     Fixed maturities                            $ 1,182,660       ($1,152,656)      $        --       $    30,004
     Equity securities                               450,463          (211,037)          187,900           427,326
     Short-term investments                          260,961          (117,660)               --           143,301
                                                 -----------       -----------       -----------       -----------
                                                   1,894,084        (1,481,353)          187,900           600,631

Cash                                                  30,980             6,048           462,200           499,228
Cash pledged to secure trust deposits                 17,469                --                --            17,469
Premium trust funds                                  182,312            (8,085)               --           174,227
Notes receivable                                      91,535                --                --            91,535
Funds held, accounts and other receivables           529,685          (303,262)           10,000           236,423
Property and equipment, net                          204,592           (10,640)               --           193,952
Reinsurance receivable                               882,236          (679,365)               --           202,871
Other assets                                         663,928          (171,974)               --           491,954
                                                 -----------       -----------       -----------       -----------
                                                 $ 4,496,821       ($2,648,631)      $   660,100       $ 2,508,290
                                                 ===========       ===========       ===========       ===========


Liabilities and Common Stockholders' Equity

Property and casualty losses and LAE             $ 2,063,387       ($1,608,567)      $        --       $   454,820
Unearned premiums                                    356,811          (133,876)               --           222,935
Other liabilities                                    529,097          (327,971)          109,938           311,064
Parent company debt                                       --                --                --                --
Subsidiaries' debt                                   399,791          (198,012)               --           201,779
Net deferred tax liability                            36,746            41,214           (13,300)           64,660
Trust deposits secured by pledged assets              22,910                --                --            22,910
                                                 -----------       -----------       -----------       -----------
Total liabilities                                  3,408,742        (2,227,212)           96,638         1,278,168
                                                 -----------       -----------       -----------       -----------

                                                 -----------       -----------       -----------       -----------
Common stockholders' equity                        1,088,079          (421,419)          563,462         1,230,122
                                                 -----------       -----------       -----------       -----------

                                                 -----------       -----------       -----------       -----------
                                                 $ 4,496,821       ($2,648,631)      $   660,100       $ 2,508,290
                                                 ===========       ===========       ===========       ===========
See accompanying footnotes.

                              ALLEGHANY CORPORATION
                         Pro Forma Statement of Earnings
                                 March 31, 2000
                                   (Unaudited)
                       ($ in 000's, except share amounts)


                                                                                                                          Pro Forma
                                                                                             URG           Pro Forma      Statement
                                                                         3/31/00          Adjustments     Adjustments    of Earnings
                                                                       -----------        -----------     -----------    -----------
Revenues:
     Investment management fees                                        $    44,039        $      --          $--         $    44,039
     Net property and casualty premiums earned                             162,656            (97,673)        --              64,983
     Interest, dividend and other income                                    53,488            (20,998)        --              32,490
     Net mineral and filtration sales                                       49,106               --           --              49,106
     Net gain on investment transactions                                       475               (410)        --                  65
                                                                       -----------        -----------        -----       -----------
           Total revenues                                                  309,764           (119,081)        --             190,683
                                                                       -----------        -----------        -----       -----------
Costs and expenses:
     Commissions and brokerage expenses                                     40,135            (21,713)        --              18,422
     Salaries, administrative and other
        operating expenses                                                  86,832            (16,096)        --              70,736
     Property and casualty losses & LAE                                    135,076            (88,789)        --              46,287
     Cost of mineral and filtration sales                                   34,658               --           --              34,658
     Interest expense                                                        7,699             (4,010)        --               3,689
     Corporate administration                                                5,571               --           --               5,571
                                                                       -----------        -----------        -----       -----------
           Total costs and expenses                                        309,971           (130,608)        --             179,363
                                                                       -----------        -----------        -----       -----------
Earnings before income taxes                                                  (207)            11,527         --              11,320

     Income taxes                                                             (689)             6,306         --               5,617
                                                                       -----------        -----------        -----       -----------
           Net earnings                                                $       482        $     5,221        $--         $     5,703
                                                                       ===========        ===========        =====       ===========
Basic earnings per share *                                             $      0.07                                       $      0.77
                                                                       ===========                                       ===========
Diluted earnings per share *                                           $      0.06                                       $      0.76
                                                                       ===========                                       ===========
Average shares outstanding *                                             7,444,502                                         7,444,502
                                                                       ===========                                       ===========


* Adjusted to reflect the dividend of common stock in March 2000.

See accompanying footnotes.

                              ALLEGHANY CORPORATION
                         Pro Forma Statement of Earnings
                                December 31, 1999
                                   (Unaudited)
                       ($ in 000's, except share amounts)

                                                                                                 Pro Forma
                                                                        URG        Pro Forma     Statement
                                                    12/31/1999      Adjustments   Adjustments   of Earnings
                                                    ----------      -----------   -----------   -----------
Revenues:
     Investment management fees                     $  165,673      $       --       $    --      $  165,673
     Net property and casualty premiums earned         719,846        (498,662)           --         221,184
     Interest, dividend and other income               200,135         (93,037)           --         107,098
     Net mineral and filtration sales                  208,480              --            --         208,480
     Net gain on investment transactions                82,029          (1,521)                       80,508
                                                    ----------      ----------       -------      ----------
           Total revenues                            1,376,163        (593,220)           --         782,943
                                                    ----------      ----------       -------      ----------

Costs and expenses:
     Commissions and brokerage expenses                172,527        (110,862)           --          61,665
     Salaries, administrative and other
        operating expenses                             304,197         (43,990)           --         260,207
     Property and casualty losses & LAE                548,459        (379,615)           --         168,844
     Cost of mineral and filtration sales              139,107              --            --         139,107
     Interest expense                                   32,337         (16,031)           --          16,306
     Corporate administration                           17,632              --            --          17,632
                                                    ----------      ----------       -------      ----------
           Total costs and expenses                  1,214,259        (550,498)           --         663,761
                                                    ----------      ----------       -------      ----------

Earnings before income taxes                           161,904         (42,722)           --         119,182

     Income taxes                                       61,799          (4,927)           --          56,872
                                                    ----------      ----------       -------      ----------
           Net earnings                             $  100,105      ($  37,795)      $    --      $   62,310
                                                    ==========      ==========       =======      ==========



Basic earnings per share *                          $    13.39                                    $     9.62
                                                    ==========                                    ==========


Diluted earnings per share *                        $    13.19                                    $     9.48
                                                    ==========                                    ==========


Average shares outstanding *                         7,477,200                                     7,477,200
                                                    ==========                                    ==========

*  Adjusted to reflect the dividend of common stock in March 2000.

See accompanying footnotes.

FOOTNOTES


1. The sale of Underwriters Re Group, Inc. (URG) was completed on May 10, 2000. Alleghany retained URG's London-based Lloyd's operations which will be conducted through Alleghany Underwriting Holdings Ltd. Accordingly, the accompanying financial statements exclude the results of URG (URG Adjustments) from the Company's results.

2. The Company received pre-tax proceeds of about $650.1 million in cash (net of a $10 million holdback) from the sale. In connection with the sale, the Company paid approximately $187.9 million in cash for the purchase of 7.425 million shares of Burlington Northern Santa Fe Corporation from URG. Other pro forma adjustments include a $10 million holdback pending final settlement of an outstanding issue, approximately $3.7 million pre-tax of transaction expenses, a $38 million pre-tax accrual relating to loss reserve guarantees, current taxes of approximately $71 million and a $13.3 million net deferred tax asset.

3. The pro forma balance sheet reflects the results of the transaction immediately after the sale and excludes URG's results of operations for the period April 1, 2000 through the date of the sale. Such results of operations will include a charge of $18.8 million after tax for an adverse development cover and special bonuses to URG employees of $11.4 million after tax.

                                Index to Exhibits


        Exhibit Number               Description of Exhibit
        -------------                ----------------------

           99.1             Stock Purchase Agreement, dated as of December 30,
                            1999 by and between Alleghany Corporation and Swiss
                            Re America Holding Corporation, filed as Exhibit
                            99.1 to Alleghany's Current Report on Form 8-K for
                            December 30, 1999, is incorporated herein by reference.

           99.2 Closing Agreement, dated May 10, 2000, by and between Swiss Re America Holding Corporation and
                            Alleghany Corporation.
